Exhibit 10(e)(3)

                        SECOND AMENDMENT
                             TO THE
                       QUAKER OATS COMPANY
                      STOCK RETIREMENT PLAN
                      FOR OUTSIDE DIRECTORS


           WHEREAS, The Quaker Oats Company Stock Retirement Plan for Outside Directors (the "Plan") was previously adopted, effective September 12, 1984 by The Quaker Oats Company (the
"Company"); and

           WHEREAS, the Plan provides that the Board of Directors of the Company (the "Board") has the power to amend the Plan; and

           WHEREAS, it is desirable to amend the Plan, and the Board has authorized adoption of this Second Amendment to the Plan and authorized the officers of the Company to execute any documents in connection herewith;

            NOW,  THEREFORE,  the  Plan  is  hereby  amended   by
substituting  the following for Section 2 of the Plan,  effective
January 1, 1996:

           "2. Common Stock Units. In addition to the cash compensation otherwise payable to its outside directors, the Company shall establish and maintain a Deferred Stock Account in the name of each outside director. Subject to the provisions of
Section 9, as of the first day of each fiscal year or period, the Company shall credit 800 Common Stock Units to the Deferred Stock Account of each person who was an outside director of the Company on the last day of the immediately preceding fiscal year or period or who ceased to be a director during such preceding fiscal year or period by reason of his retirement, disability or death. In the event such immediately preceding fiscal period is less than twelve months, the number of Common Stock Units to be credited as stated above shall be pro rated based upon the number of months in such fiscal period."

           IN WITNESS WHEREOF, this Amendment is executed by a duly authorized officer of the Company.


                                   THE QUAKER OATS COMPANY


September 14, 1995                 By:  S/DOUGLAS J. RALSTON
                                      Its:  SENIOR VICE PRESIDENT